UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

Commission File Number:	Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02;	333-141703;	333-205455	333-141703-01;
333-167413;	333-167413-02;		333-167413-01;
333-191359;	333-191359-02;		333-191359-01;
333-205455-01	333-205455-02;		033-54804
000-23108

DISCOVER CARD	DISCOVER CARD	DISCOVER FUNDING	DISCOVER BANK
EXECUTION NOTE	MASTER TRUST I	LLC
TRUST

(Exact name of issuing	(Exact name of issuing	(Exact name of depositor as	(Exact name of sponsor as
entity in respect of the notes	entity in respect of the	specified in charter)	specified in charter)
as specified in charter)	Series 2007-CC Collateral
Certificate)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of	(State or jurisdiction of	(State or jurisdiction of	(State or jurisdiction of
incorporation or	incorporation or	incorporation or	incorporation or
organization	organization	organization	organization
of the issuing entity)	of the issuing entity)	of the depositor)	of the sponsor)

c/o Wilmington Trust	c/o Discover Bank	Discover Funding LLC	Discover Bank
Company	12 Read’s Way	12 Read’s Way	12 Read’s Way
Rodney Square North	New Castle, Delaware	New Castle, Delaware	New Castle, Delaware
1100 North Market Street	19720	19720	19720
Wilmington, Delaware
19890-0001

(Address of principal	(Address of principal	(Address of principal	(Address of principal
executive offices of the	executive offices of the	executive offices of the	executive offices of the
issuing entity)	issuing entity)	depositor)	sponsor)

51-0020270
(IRS Employer Identification No. of
the sponsor)

47-4047337
(IRS Employer Identification No. of
the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

__________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

    (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

    (17 CFR 240.13e-4(c))

Item 8.01

Other Events

     Prior to January 1, 2016, Discover Bank transferred Discover card receivables existing in designated accounts directly to Discover Card Master Trust I (the “Trust”). On and after such date, Discover Bank began and will continue to instead transfer such receivables to Discover Funding LLC pursuant to the Receivables Sale and Contribution Agreement, dated December 22, 2015, between Discover Bank and Discover Funding LLC. Discover Funding LLC has and will continue to transfer the receivables it receives from Discover Bank to the Trust pursuant to the Third Amended and Restated Pooling and Servicing Agreement dated as of December 22, 2015, as amended (the “Pooling and Servicing Agreement”), between Discover Bank, Discover Funding LLC and U.S. Bank National Association, as Trustee. Capitalized terms used in this Item 8.01 and not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement, which is on file with the SEC.

     As of July 1, 2016 (the “Addition Date”), Discover Funding LLC, as the holder of the Transferor Certificate, designated certain Discover Card accounts (the “Additional Accounts”) originated by Discover Bank to be added to the Trust as accounts pursuant to Section 2.10(b) of the Pooling and Servicing Agreement. The Additional Accounts were selected in a random manner intended to produce a representative sample of all Discover Card accounts not segregated from the Discover Card portfolio as of the Addition Date. The Additional Accounts had an aggregate total receivables balance of $3,558,000,809.04 as of the opening of business on the Addition Date.

     As of June 30, 2016, the Receivables in the Accounts designated for the Trust, including the Additional Accounts as if such Additional Accounts were added to the Trust on June 30, 2016, totaled $30,893,097,579.37 and the total number of Accounts was 16,112,936. Also, as of June 30, 2016, the average account balance was $3,062 (using 10,090,138 active accounts designated for the Trust for which cardmembers had a balance, a monetary transaction, or authorization within the past month), and the average credit limit was $10,897.

A.	Current Composition and Distribution of the Accounts

     In this Section A., we have set forth additional information below about the Accounts (including the Additional Accounts as if such Additional Accounts were added to the Trust on June 30, 2016) that are designated for the Trust.

     Geographic Distribution. As of June 30, 2016, the following nine states had the largest Receivables balances and comprised over 50% of the Receivables:

Percentage of
State	Total Receivables
Texas	8.4%
California	8.1%
New York	6.5%
Illinois	5.9%
Florida	5.8%

Pennsylvania	5.3%
Ohio	4.6%
New Jersey	3.7%
Michigan	3.0%
Other States	48.7%
Total	100.0%

     Since the largest amounts of outstanding Receivables were with cardmembers whose billing addresses were in Texas, California, New York, Illinois, Florida, Pennsylvania, Ohio, New Jersey and Michigan, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the Receivables.

Credit Limit Information. As of June 30, 2016, the Accounts had the following credit limits:

	Receivables	Percentage		Percentage
	Outstanding	of Total	Number of	of Total
Credit Limit	($000's)	Receivables	Accounts	Accounts
Less than or equal to $5,000.00	$1,616,935	5.2%	2,685,590	16.7%
$5,000.01 to $10,000.00	$5,383,093	17.4%	4,324,457	26.8%
$10,000.01 to $15,000.00	$9,573,487	31.0%	6,266,767	38.9%
Over $15,000.00	$14,319,583	46.4%	2,836,122	17.6%
Total	$30,893,098	100.0%	16,112,936	100.0%

Account Balance Information. As of June 30, 2016, the Accounts had the following balances:

	Receivables	Percentage		Percentage
	Outstanding	of Total	Number of	of Total
Account Balance	($000's)	Receivables	Accounts	Accounts
Credit Balance	$(30,735)	-0.1%	410,850	2.6%
No Balance	$-	0.0%	6,597,458	40.9%
$0.01 to $5,000.00	$8,803,308	28.5%	6,900,356	42.8%
$5,000.01 to $10,000.00	$9,257,882	30.0%	1,289,268	8.0%
$10,000.01 to $15,000.00	$7,395,228	23.9%	604,012	3.8%
Over $15,000.00	$5,467,415	17.7%	310,992	1.9%
Total	$30,893,098	100.0%	16,112,936	100.0%

     Seasoning. As of June 30, 2016, 97.2% of the Accounts were at least 24 months old. The ages of the Accounts as of June 30, 2016 were distributed as follows:

	Percentage of	Percentage of
Age of Accounts	Total Accounts	Total Receivables
Less than 12 Months	1.4%	1.4%
12 to 23 Months	1.4%	1.4%
24 to 35 Months	1.3%	1.2%
36 to 47 Months	1.0%	1.0%
48 to 59 Months	1.0%	1.0%
60 Months and Greater	93.9%	94.0%
Total	100.0%	100.0%

     Delinquency Information. As of June 30, 2016, the Accounts in the Trust had the following delinquency statuses:

	Receivables	Percentage
	Outstanding	of Total
Delinquency Status	($000's)	Receivables
Total Receivables	30,893,098	100.00%

Receivables Delinquent:
30 to 59 Days	128,295	0.41%
60 to 89 Days	92,593	0.30%
90 to 119 Days	75,277	0.24%
120 to 149 Days	63,784	0.21%
150 to 179 Days	57,912	0.19%
180 Days and Greater	-	0.00%
Total Delinquent	417,861	1.35%

		Percentage
	Number of	of Total
Delinquency Status	Accounts	Accounts
Total Accounts	16,112,936	100.00%

Accounts Delinquent:
30 to 59 Days	21,281	0.13%
60 to 89 Days	14,555	0.09%
90 to 119 Days	10,417	0.07%
120 to 149 Days	8,490	0.05%
150 to 179 Days	7,606	0.05%
180 Days and Greater	-	0.00%
Total Delinquent	62,349	0.39%

     Distribution of the Accounts by FICO® Score. A FICO® score is a measurement derived from a proprietary credit scoring method owned by Fair Isaac Corporation to determine the likelihood that credit users will pay their bills. Although Fair Isaac Corporation discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO® scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, Discover Bank uses a FICO® score as reported by one particular credit bureau. Therefore, certain FICO® scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® score used by Discover Bank. FICO® scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair Isaac Corporation.

     FICO® scores are based on independent, third-party information, the accuracy of which we cannot verify. Discover Bank does not use standardized credit scores, such as a FICO® score,

alone to determine the credit limit or other terms that are approved or applied on an account. Rather, a FICO® score is one of many factors used by Discover Bank to assess an individual’s credit and default risk prior to initially approving an account or changing the terms of an account. To the extent available, FICO® scores are generally obtained at origination of the account and monthly or quarterly thereafter. Because the composition of the Accounts designated for the Trust may change over time, this table is not necessarily indicative of FICO® scores at origination of the Accounts or the composition of the accounts in the Trust at any specific time thereafter.

     The following table reflects the Receivables as of June 30, 2016, and the composition of Accounts by FICO® score as refreshed during June 2016:

	Receivables
	Outstanding	Percentage of
FICO® Credit Score Range(1)	($000's)	Total Receivables
No Score	$77,786	0.25%
Less than 600	$1,132,315	3.66%
600 to 659	$3,082,046	9.98%
660 to 719	$9,335,428	30.22%
720 and above	$17,265,523	55.89%
Total	$30,893,098	100.00%

(1) FICO® is federally registered service mark of Fair Isaac Corporation.

B.	Payment and Balance Reduction Rates

     In this Section B, we have set forth additional information regarding payment and other balance reduction experience of the Accounts (without regard to the Additional Accounts) for the noted periods.

     Minimum Monthly Payment and Full Balance Payment Rates. Discover Bank calculates the monthly rate of cardmembers that made payments equal to the contractual monthly minimum payment due (but less than full payment), and the monthly rate of cardmembers that paid the full balance per their statement as a percentage of the total Accounts in each case as of the beginning of the month. The rates below are the monthly rates for the Accounts of the month ended June 30, 2016.

Month
Ended
June 30, 2016
Minimum Payment(1)	7.34%
Full Balance Payment(1)	25.84%

(1) Beginning with rates reported for the month ended June 2016, cardmembers that made a contractual minimum payment due that was also equal to the full balance per their statement are now reflected in the Full Balance Payment Rate. Prior to June 2016, such payments were reflected in the rate for minimum payments. This change resulted in a decrease in the Minimum Payment Rate and an increase in the Full Balance Payment Rate of approximately 2.75% for the month ended June 2016.

     Balance Reductions. The Accounts designated for the Trust may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. As of the six months ended June 30, 2016, the average monthly balance reduction rate for the Accounts designated for the Trust attributable to such refunds, returns and cardmember fraud was 0.62%.

C.	Static Pool Information

     Static pool information (Trust delinquency rates, charge-off rates, payment rates and yield) regarding the historical performance of the receivables for the Accounts based on the date of their origination, is not provided in this filing because prior to the Addition Date, all of the Accounts were 60 or more months past the date on which they were originated. The origination date for each Account is the date on which the Account is opened. Prior to the Addition Date, additional accounts were last designated for the Trust as of October 1, 2008. Additional Accounts designated for the Trust included accounts of more recent vintages. Therefore, we will resume providing static pool data by origination vintage in future filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 15, 2016

Discover Funding LLC
(as Depositor for Discover Card Master Trust I
and Discover Card Execution Note Trust and as
registrant under Commission File Number 333-
205455)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and
Treasurer

Discover Bank
(as registrant under Commission File Numbers
333-141703-01, 333-167413-01 and 333-191359-
01)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and
Assistant Treasurer